Investments in Unconsolidated Affiliates	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Investments in Unconsolidated Affiliates

NOTE 4—INVESTMENTS IN UNCONSOLIDATED AFFILIATES

The Company is supplemented by two strategic joint ventures, the results of which are included within the Basic Plastics &Feedstocks reporting segment: AmSty (a polystyrene joint venture with Chevron Phillips Chemical Company LP) and Sumika Styron (a polycarbonate joint venture with Sumitomo Chemical Company Limited).

As of December 31, 2014 and 2013, respectively, the Company’s investment in AmSty was $133.5 million and $118.3 million, which was $108.4 million and $130.8 million less than the Company’s 50% share of AmSty’s underlying net assets. These amounts represent the difference between the book value of assets contributed to the joint venture at the time of formation (May 1, 2008) and the Company’s 50% share of the total recorded value of the joint venture’s assets and certain adjustments to conform with the Company’s accounting policies. This difference is being amortized over a weighted average remaining useful life of the contributed assets of approximately 5.7 years as of December 31, 2014. The Company received dividends from AmSty of $35.0 million, $22.5 million, and $20.0 million for the years ended December 31, 2014, 2013, and 2012, respectively.

As of December 31, 2014 and 2013, respectively, the Company’s investment in Sumika Styron was $34.1 million and $37.6 million, which was $21.3 million and $20.8 million greater than the Company’s 50% share of Sumika Styron’s underlying net assets. These amounts represent the fair value of certain identifiable assets which have not been recorded on the historical financial statements of Sumika Styron. This difference is being amortized over the remaining useful life of the contributed assets of 10.8 years as of December 31, 2014. The Company received dividends from Sumika Styron of $1.0 million, $1.1 million, and $1.0 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Equity in earnings from unconsolidated affiliates was $47.7 million, $39.1 million and $27.1 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Both AmSty and Sumika Styron are privately held companies; therefore, quoted market prices for their stock are not available. The summarized financial information of the Company’s unconsolidated affiliates is shown below:

	December 31,
	2014	2013
Current assets	$498,516	$528,223
Noncurrent assets	313,648	333,894

Total assets	$812,164	$862,117

Current liabilities	$253,507	$281,823
Noncurrent liabilities	49,084	48,415

Total liabilities	$302,591	$330,238

	Year Ended December 31,
	2014	2013	2012
Sales	$2,161,232	$2,281,045	$2,058,060
Gross profit	$117,667	$94,148	$82,511
Net income	$52,957	$38,504	$21,408

Sales to unconsolidated affiliates for the years ended December 31, 2014, 2013, and 2012 were $6.5 million, $8.2 million and $9.5 million, respectively. Purchases from unconsolidated affiliates were $290.3 million, $274.4 million and $269.1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

As of December 31, 2014 and 2013, respectively, $2.0 million and $3.3 million due from unconsolidated affiliates was included in “Accounts receivable, net of allowance” and $28.6 million and $29.9 million due to unconsolidated affiliates was included in “Accounts payable” in the consolidated balance sheets.